                      Bay View Securitization Corporation
                         Bay View 1999-LG-1 Auto Trust
                     For Remittance Date: January 31, 2000

A. Principal Balance Reconciliation
                                                                                                                          Number
                                               A-1            A-2             A-3            A-4             Total        of
                                                                                                                          Accounts
                                          -------------- --------------- -------------- -------------- ------------------ ----------
(A)     Original Principal Balance        42,750,000.00   97,000,000.00  55,000,000.00  52,023,107.00     246,773,107.00      17753
                                          -------------- --------------- -------------- -------------- ------------------ ----------
(B)     Beginning Period Principal
        Balance                           34,113,410.97   97,000,000.00  55,000,000.00  52,023,107.00     238,136,517.97      17443
                                          -------------- --------------- -------------- -------------- ------------------ ----------
(C)     Collections (Regular Payments)     4,285,586.77                                                     4,285,586.77        N/A
                                          -------------- --------------- -------------- -------------- ------------------ ----------
(D)     Withdrawal from Payahead
        (Principal)                                0.00                                                             0.00        N/A
                                          -------------- --------------- -------------- -------------- ------------------ ----------
(E)     Collections (Principal Payoffs)    3,219,462.62                                                     3,219,462.62        279
                                          -------------- --------------- -------------- -------------- ------------------ ----------
(F)     Collections (Principal
        Recoveries)                             (124.00)                                                         (124.00)        N/A
                                          -------------- --------------- -------------- -------------- ------------------ ----------
(G)     Charge Offs Amount                    94,759.55                                                        94,759.55          6
                                          -------------- --------------- -------------- -------------- ------------------ ----------
(H)     Principal Reductions (Partial
        Charge-Offs)                           5,602.78                                                         5,602.78        N/A
                                          -------------- --------------- -------------- -------------- ------------------ ----------
(I)     Repurchases
                                          -------------- --------------- -------------- -------------- ------------------ ----------
(J)     Ending Balance                    26,508,123.25   97,000,000.00  55,000,000.00  52,023,107.00     230,531,230.25      17158
                                          -------------- --------------- -------------- -------------- ------------------ ----------

   Notional Principal Balance:
                                                                                                       ------------------
(K)     Beginning                                                                                         176,016,848.30
                                                                                                       ------------------
(L)     Ending                                                                                            168,511,922.91
                                                                                                       ------------------

                                          -------------- --------------- -------------- -------------- ------------------
(M)     Certificate Factor                  62.0073058%     100.000000%    100.000000%    100.000000%        93.4182955%
                                          -------------- --------------- -------------- -------------- ------------------


B. Cash Flow Reconciliation
                                                                                                             Total
                                                                                                       ------------------
(A)     Cash Wired                                                                                         10,175,731.17
                                                                                                       ------------------
(B)     Interest Wired/Earned                                                                                  17,830.14
                                                                                                       ------------------
(C)     Withdrawal from Payahead Account                                                                            0.00
                                                                                                       ------------------
(D)     Advances                                                                                               73,773.73
                                                                                                       ------------------
(E)     Repurchases                                                                                                 0.00
                                                                                                       ------------------
(F)     Gross Charge-Off Recoveries                                                                               150.00
                                                                                                       ------------------
(G)     Gross Charge-Off Advances                                                                                 145.34
                                                                                                       ------------------
(H)     Spread Account Withdrawal                                                                                   0.00
                                                                                                       ------------------
(I)     "A" Surety Bond Draw for
        "I" Interest                                                                                                0.00
                                                                                                       ------------------
(J)     "A" Surety Bond Draw for
        "A-1" Principal or Interest                                                                                 0.00
                                                                                                       ------------------
(K)     "A" Surety Bond Draw for
        "A-2" Principal or Interest                                                                                 0.00
                                                                                                       ------------------
(L)     "A" Surety Bond Draw for
        "A-3" Principal or Interest                                                                                 0.00
                                                                                                       ------------------
(M)     "A" Surety Bond Draw for
        "A-4" Principal or Interest                                                                                 0.00
                                                                                                       ------------------

                                                                                                       ------------------
            Total Collections                                                                              10,267,630.38
                                                                                                       ------------------


C. Trustee Distribution
                                                                                                             Total
                                                                                                         -----------------
(A)     Total Cash Flow                                                                                     10,267,630.38
                                                                                                         -----------------
(B)     Unrecovered Interest Advances                                                                              145.34
                                                                                                         -----------------
(C)     Servicing Fee (Due and Unpaid)                                                                         148,835.32
                                                                                                         -----------------
(D)     Interest to "A-1" Certificate
        Holders, including Overdue                                                                             162,621.81
                                                                                                         -----------------
(E)     Interest to "A-2" Certificate
        Holders, including Overdue                                                                             556,133.33
                                                                                                         -----------------
(F)     Interest to "A-3" Certificate
        Holders, including Overdue                                                                             316,708.33
                                                                                                         -----------------
(G)     Interest to "A-4" Certificate
        Holders, including Overdue                                                                             306,502.81
                                                                                                         -----------------
(H)     Interest to "I" Certificate
        Holders, including Overdue                                                                             220,021.06
                                                                                                         -----------------
(I)     Principal to "A-1" Certificate
        Holders including Overdue                                                                            7,605,287.72
                                                                                                         -----------------
(J)     Principal to "A-2" Certificate
        Holders including Overdue                                                                                    0.00
                                                                                                         -----------------
(K)     Principal to "A-3" Certificate
        Holders including Overdue                                                                                    0.00
                                                                                                         -----------------
(L)     Principal to "A-4" Certificate
        Holders including Overdue                                                                                    0.00
                                                                                                         -----------------
(M)     Reinsurance Fee                                                                                              0.00
                                                                                                         -----------------
(N)     Surety Bond Fee                                                                                         47,974.96
                                                                                                         -----------------
                                                                                         ---------------
(O)     First Loss Protection                                                                 10,931.51
                                                                                         ---------------
(P)     Surety Bond Premium                                                                   37,043.46
                                                                                         ---------------
(Q)     Interest Advance Recovery
        Payments                                                                                                     0.00
                                                                                                         -----------------

                      Bay View Securitization Corporation
                         Bay View 1999-LG-1 Auto Trust
                     For Remittance Date: January 31, 2000

                                                                                                           ----------------
(R)     Unreimbursed Draws on Class "A"
        Surety Bond for Class
        "A-1" Interest                                                                                                0.00
                                                                                                           ----------------
(S)     Unreimbursed Draws on Class "A"
        Surety Bond for Class
        "A-2" Interest                                                                                                0.00
                                                                                                           ----------------
(T)     Unreimbursed Draws on Class "A"
        Surety Bond for Class
        "A-3" Interest                                                                                                0.00
                                                                                                           ----------------
(U)     Unreimbursed Draws on Class "A"
        Surety Bond for Class
        "A-4" Interest                                                                                                0.00
                                                                                                           ----------------
(V)     Unreimbursed Draws on Class "A"
        Surety Bond for Class
        "I" Interest                                                                                                  0.00
                                                                                                           ----------------
(W)     Deposit to Payahead                                                                                      16,105.99
                                                                                                           ----------------
(X)     Bank Account Interest to Servicer                                                                        17,830.14
                                                                                                           ----------------
(Y)     Excess Yield                                                                                            869,463.57
                                                                                                           ----------------

                                                                                                           ----------------
            Balance                                                                                                   0.00
                                                                                                           ----------------

D. Spread Account and Surety
   Reconciliation
                                                                                          Spread Account     Surety Bond
                                                                                         ----------------- ----------------
(A)     Beginning Balance                                                                      712,039.88   240,397,171.98
                                                                                         ----------------- ----------------
(B)     Additions to Spread Amount                                                             869,463.57              N/A
                                                                                         ----------------- ----------------
(C)     Interest Earned                                                                          8,643.36             0.00
                                                                                         ----------------- ----------------
(D)     Draws                                                                                        0.00             0.00
                                                                                         ----------------- ----------------
(E)     Reimbursement for Prior Draws                                                                 N/A             0.00
                                                                                         ----------------- ----------------
(F)     Distribution of Funds to
        "IC" Class or Servicer                                                                        N/A             0.00
                                                                                         ----------------- ----------------
(G)     Prior Month Distribution of
        Funds to "IC" Class                                                                          0.00              N/A
                                                                                         ----------------- ----------------
(H)     Ending Balance                                                                       1,590,146.81   231,530,013.04
                                                                                         ----------------- ----------------

                                                                                         ----------------- ----------------
(I)     Required Balance                                                                     8,930,119.42   231,530,013.04
                                                                                         ----------------- ----------------
(J)     Distribution to "IC" Class                                                                     NA
                                                                                         -----------------


E. Current Receivables Delinquency
                   #Payment Delinquency                                       Number         Balance
                   --------------------                                    ------------- -----------------
(A)     31-60                                                                        77        977,532.41
                                                                           ------------- -----------------
(B)     61-90                                                                        47        580,606.80
                                                                           ------------- -----------------
(C)     91+                                                                           0              0.00
                                                                           ------------- -----------------
(D)     Total                                                                       124      1,558,139.21
                                                                           ------------- -----------------


F. Excess Yield
                                                                              Excess
                                                                              Yield            Pool         Excess Yield
                          Month                                              Balance          Balance       (Annualized %)
                          -----                                            ------------- ----------------- ----------------
(A)     Current                                                              869,463.57    230,531,230.25          4.5259%
                                                                           ------------- ----------------- ----------------
(B)     1st Previous                                                         712,039.88    238,136,517.97          3.5881%
                                                                           ------------- ----------------- ----------------
(C)     2nd Previous
                                                                           ------------- ----------------- ----------------
(D)     3rd Previous
                                                                           ------------- ----------------- ----------------
(E)     Four-Month Rolling Excess Yield                                      395,375.86    117,166,937.06          4.0494%
                                                                           ------------- ----------------- ----------------


G. Delinquency Rate (30+)
                                                                              Month            Pool
                          Month                                              Balance         Balance              %
                          -----                                            ------------- ----------------- ----------------
(A)     Current                                                            1,558,139.21    230,531,230.25          0.6759%
                                                                           ------------- ----------------- ----------------
(B)     1st Previous                                                         958,777.15    238,136,517.97          0.4026%
                                                                           ------------- ----------------- ----------------
(C)     2nd Previous
                                                                           ------------- ----------------- ----------------
(D)     3rd Previous
                                                                           ------------- ----------------- ----------------
(E)     Four-Month Rolling Average                                           629,229.09    117,166,937.06          0.5370%
                                                                           ------------- ----------------- ----------------

                      Bay View Securitization Corporation
                         Bay View 1999-LG-1 Auto Trust
                     For Remittance Date: January 31, 2000

H. Net Loss Rate
                                                                                        Liquidation        Average        Defaulted
                       Month                                              Balance        Proceeds          Balance      (Annualized)
                       -----                                           --------------- ------------- ------------------ ----------
(A)     Current                                                             94,635.55         26.00     234,333,874.11    0.4845%
                                                                       --------------- ------------- ------------------ ----------
(B)     1st Previous                                                        22,625.72     14,769.73     119,068,259.00    0.0792%
                                                                       --------------- ------------- ------------------ ----------
(C)     2nd Previous
                                                                       --------------- ------------- ------------------ ----------
(D)     Three-Month Rolling Average                                         39,087.09      4,931.91     117,800,711.04    0.3479%
                                                                       --------------- ------------- ------------------ ----------

I. Charge-Off / Recoveries
                                                                           Number        Balance
                                                                       --------------- -------------
(A)     Collection Period Charge-Off
        Receivables                                                                 6    100,362.33
                                                                       --------------- -------------
(B)     Gross Charge-Offs Cumulative
        Receivables                                                                 7    108,218.32
                                                                       --------------- -------------
(C)     Collection Period Recoveries on
        Charge-Offs                                                                NA        150.00
                                                                       --------------- -------------
(D)     Recoveries on Charge-Offs
        To-Date                                                                    NA        150.00
                                                                       --------------- -------------


J. Repossessions

                                                                       --------------- -------------
(A)     Collection Period Repossessions                                            41    569,609.77
                                                                       --------------- -------------
(B)     Aggregate Repossessions                                                    52    744,441.60
                                                                       --------------- -------------
(C)     Unliquidated Repossessions                                                 44    609,853.97
                                                                       --------------- -------------


K. Forced Place Insurance

                                                                       --------------- -------------
(A)     FPI Charge-Offs                                                             0          0.00
                                                                       --------------- -------------
(B)     FPI Canceled/Waived/Removed/
        Reversed                                                                    0          0.00
                                                                       --------------- -------------

L. Payahead Reconciliation

                                                                       ---------------
(A)     Beginning Balance                                                  225,830.18
                                                                       ---------------
(B)     Deposit                                                             16,105.99
                                                                       ---------------
(C)     Withdrawal                                                                  0
                                                                       ---------------
(D)     Ending Balance                                                     241,936.17
                                                                       ---------------





Approved By:  /s/  Michael LaOrange
              ----------------------------------------------
              Michael LaOrange
              Vice President, Controller
              Bay View Acceptance Corp

                                     Page 5